UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2019

Odonate Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38318	82-2493065
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4747 Executive Drive, Suite 510

San Diego, CA 92121

(858) 731-8180

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ODT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 22, 2019, Odonate Therapeutics, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the U.S. Securities and Exchange Commission on June 24, 2019 (the “Proxy Statement”):

1.	Election of the 7 director nominees named in the Proxy Statement to serve until the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	Ratification of the selection of Squar Milner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019;

3.	Advisory approval of the Company’s executive compensation; and

4.	Approval of the amendment of the Odonate Therapeutics, Inc. 2017 Stock Option Plan to increase the number of shares of common stock issuable thereunder by 1,500,000.

Only stockholders of record at the close of business on June 21, 2019 (the “Record Date”) were entitled to vote at the Annual Meeting. At the close of business on the Record Date, 26,763,656 shares of common stock were issued and outstanding, of which 26,256,687 shares of common stock were present at the Annual Meeting, either in person or represented by proxy.

Each of the proposals voted on at the Annual Meeting was approved by the Company’s stockholders. The final voting results with respect to each of the proposals are set forth below:

Proposal 1: Election of Directors

Name of Director Nominees	For	Against	Abstain	Broker Non-vote
Kevin Tang	20,564,723	1,089,407	240,240	4,362,317
Jeff Vacirca, M.D.	20,805,693	1,088,576	101	4,362,317
Aaron Davis	20,736,661	1,157,606	103	4,362,317
Laura Johnson Douglass	21,759,890	134,379	101	4,362,317
Craig Johnson	20,649,925	1,244,342	103	4,362,317
Robert Rosen	20,349,872	1,544,395	103	4,362,317
George Tidmarsh, M.D., Ph.D.	20,610,955	1,283,312	103	4,362,317

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain
26,252,534	3,496	657

Proposal 3: Advisory Approval of Executive Compensation

For	Against	Abstain	Broker Non-vote
21,890,767	3,272	331	4,362,317

Proposal 4: Approval of the Amendment of the Odonate Therapeutics, Inc. 2017 Stock Option Plan

For	Against	Abstain	Broker Non-vote
19,308,483	2,585,886	1	4,362,317

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Odonate Therapeutics, Inc.

Date: July 24, 2019	By:	/s/ Michael Hearne
Michael Hearne
Chief Financial Officer